UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2003

Wire One Technologies, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-25940	77-0312442
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Long Avenue Hillside, NJ	07205
(Address of Principal Executive Officers)	(Zip Code)

(973) 282-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since past report)

Item 9. Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On July 23, 2003, Wire One Technologies, Inc. (the “Company”) announced via press release the Company’s preliminary results for its second quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRE ONE TECHNOLOGIES, INC.

Dated: July 23, 2003	/s/	Richard Reiss Richard Reiss Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Text of press release dated July 23, 2003